UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2021

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
8711 River Crossing Boulevard
Indianapolis, IN 46240
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (317)
808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
As previously announced, on November 1, 2021, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 11, 2021, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with each of J.P. Morgan Securities LLC, Citigroup Global Markets Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $500 million aggregate principal amount of the Operating Partnership’s 2.250% Senior Notes due 2032 (the “Notes”). The Terms Agreement was previously filed as Exhibit 1.1 to the Operating Partnership and the Company’s combined Current Report on Form
8-K
filed on November 3, 2021. The issuance and sale of the Notes was completed on November 10, 2021. The Operating Partnership intends to allocate an amount equal to the net proceeds from the offering to finance or refinance, in whole or in part, one or more recently completed or future “Eligible Green Projects,” which may include certain “green buildings,” energy efficiency projects, sustainable water and wastewater management systems, renewable energy systems, clean transportation solutions and pollution prevention and control.
The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Twentieth Supplemental Indenture, dated as of November 10, 2021 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).
The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form
S-3
(File No. 333-
255633-01)
(as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s final prospectus supplement, as filed with the Commission on November 3, 2021 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2021, contained in the Registration Statement.
A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on
Form 8-K
(this “Report”), and the information in the Supplemental Indenture is incorporated into this Item 1.01 by this reference. The Indenture was previously filed with the Commission on July 31, 2006 as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form
S-3
(File
No. 333-136173-01).
The above description of the terms of the Supplemental Indenture is qualified in its entirety by reference to the Indenture and the Supplemental Indenture incorporated by reference into this Report.

Item 9.01.	Financial Statements and Other Exhibits
The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation
S-K
in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation
S-K)
in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

4.1	Twentieth Supplemental Indenture, dated as of November 10, 2021, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 2.250% Senior Notes due 2032.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	DUKE REALTY CORPORATION, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary
Date: November 10, 2021